UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 24, 2004

SUNSET FINANCIAL RESOURCES, INC.

(Exact name of Registrant as specified in its Charter)

Maryland (State or other jurisdiction of incorporation or organization)	001-32026 (Commission file number)	16-1685692 (I.R.S. Employer Identification Number)

10245 Centurion Parkway North, Jacksonville, Florida 32256
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (904) 425-4099

Item 5. Other Events and Required FD Disclosure
Item 7. Exhibits
SIGNATURE
INDEX TO EXHIBITS
Amendment to Credit Agreement
Pooling and Servicing Agreement
Assignment, Assumption and Recognition Agreement
Assignment, Assumption and Recognition Agreement
Assignment, Assumption and Recognition Agreement
Assignment, Assumption and Recognition Agreement
Assignment, Assumption and Recognition Agreement
Indemnification Agreement
Press Release

Item 5. Other Events and Required FD Disclosure.

On June 24, 2004, the Company amended its Senior Secured Credit Agreement dated March 22, 2004 by and between the Company and JPMorgan Chase Bank, N.A. This amendment permits the Company to finance commercial bridge loans under this credit facility provided that such loans meet specific criteria. This amendment is attached to this Form 8-K as Exhibit 10.1.

On June 29, 2004, the Company securitized $219.4 million in residential mortgage loans by participating with JPMorgan in the J.P. Morgan Mortgage Trust 2004-A3.

Attached as Exhibit 99.1 is a press release issued by the registrant on July 2, 2004 discussing both of the above transactions.

Item 7. Exhibits.

10.1	6/04 Amendment To Credit Agreement among Sunset Financial Resources, Inc. and JPMorgan Chase Bank

10.2	Pooling and Servicing Agreement dated as of June 1, 2004, among J.P. Morgan Acceptance Corporation I, a Delaware corporation (the “Depositor”), Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and Wachovia Bank, National Association, as trustee (the “Trustee”) of J.P. Morgan Mortgage Trust 2004-A3 (the “Trust”).

10.3	Assignment, Assumption and Recognition Agreement dated as of June 1, 2004, among the Depositor, the Trustee, the Trust, the Company and Bank of America, N.A., a national banking association.

10.4	Assignment, Assumption and Recognition Agreement dated as of June 1, 2004, among the Depositor, the Trustee of the Trust, the Company, Cendant Mortgage Corporation and Bishop’s Gate Residential Mortgage Trust, with Cendant Mortgage Corporation as the servicer.

10.5	Assignment, Assumption and Recognition Agreement dated as of June 1, 2004, among the Depositor, the Trustee of the Trust, the Company, Cendant Mortgage Corporation and Bishop’s Gate Residential Mortgage Trust, with Cendant Mortgage Corporation as the servicer.

10.6	Assignment, Assumption and Recognition Agreement dated as of June 1, 2004, among the Depositor, the Trustee of the Trust, the Company, and National City Mortgage Co.

10.7	Assignment, Assumption and Recognition Agreement dated as of June 1, 2004, among the Depositor, the Trustee of the Trust, the Company, and Green point Mortgage Funding, Inc.

10.8	Indemnification Agreement dated as of June 29, 2004 between the Company and the Depositor.

99.1	Press Release issued July 2, 2004.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2004

SUNSET FINANCIAL RESOURCES, INC.

By:	/s/ Thomas G. Manuel

Executive Vice President – Operations
and Compliance and Secretary

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INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION
10.1	6/04 Amendment To Credit Agreement among Sunset Financial Resources, Inc. and JPMorgan Chase Bank

10.2	Pooling and Servicing Agreement dated as of June 1, 2004, among J.P. Morgan Acceptance Corporation I, a Delaware corporation (the “Depositor”), Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and Wachovia Bank, National Association, as trustee (the “Trustee”) of J.P. Morgan Mortgage Trust 2004-A3 (the “Trust”).

10.3	Assignment, Assumption and Recognition Agreement dated as of June 1, 2004, among the Depositor, the Trustee, the Trust, the Company and Bank of America, N.A., a national banking association.

10.4	Assignment, Assumption and Recognition Agreement dated as of June 1, 2004, among the Depositor, the Trustee of the Trust, the Company, Cendant Mortgage Corporation and Bishop’s Gate Residential Mortgage Trust, with Cendant Mortgage Corporation as the servicer.

10.5	Assignment, Assumption and Recognition Agreement dated as of June 1, 2004, among the Depositor, the Trustee of the Trust, the Company, Cendant Mortgage Corporation and Bishop’s Gate Residential Mortgage Trust, with Cendant Mortgage Corporation as the servicer.

10.6	Assignment, Assumption and Recognition Agreement dated as of June 1, 2004, among the Depositor, the Trustee of the Trust, the Company, and National City Mortgage Co.

10.7	Assignment, Assumption and Recognition Agreement dated as of June 1, 2004, among the Depositor, the Trustee of the Trust, the Company, and Green point Mortgage Funding, Inc.

10.8	Indemnification Agreement dated as of June 29, 2004 between the Company and the Depositor.

99.1	Press Release issued July 2, 2004.